Exhibit 10.43

SCHEDULES

2.01	Commitments
5.05(a)	Material Contracts
5.13(a)	ERISA Compliance
5.14	Subsidiaries and Other Equity Investments
5.20(a)	Compliance With Laws
6.17	Post-Closing Requirements
7.01(b)	Existing Liens
7.02	Existing Investments
7.03	Existing Indebtedness
7.09	Existing Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

Form of:

A	Note
B	Compliance Certificate
C	Assignment and Assumption
D	Guarantee Agreement
E	U.S. Tax Compliance Certificates
F	Intercompany Subordination Agreement
G	Solvency Certificate

SCHEDULE 2.01

COMMITMENTS

Institution	Term Loan Commitment	Total Commitment	Pro Rata Share of Total Commitment (%)
McLarty Capital Partners SBIC, L.P.	$20,000,000.00	$20,000,000.00	100%

SCHEDULE 5.05(a)

MATERIAL CONTRACTS

None

SCHEDULE 5.13(a)

ERISA COMPLIANCE

None

SCHEDULE 5.14

SUBSIDIARIES & OTHER EQUITY INVESTMENTS

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Organization
Quadrant Metals Technologies, LLC	LLC	Yes	4941802	27-5312940	Delaware
Advanced Forming Technology, Inc.	Corporation	Yes	20121413674	84-1044282	Colorado
FloMet LLC	LLC	Yes	5004696	59-3534503	Delaware
Tekna Seal LLC	LLC	Yes	L02000023981	04-3712964	Florida
General Flange & Forge LLC	LLC	Yes	4941806	27-5313347	Delaware
Arc Wireless, Inc.	Corporation	Yes	4979644	45-5387857	Delaware
Arc Wireless, LLC	LLC	Yes	4963274	45-1589697	Delaware
ARC Wireless, LTD	LTD	Foreign (British Virgin Islands)	None	None	None
3D Material Technologies, LLC	LLC	Yes	5447212	46-4407963	Delaware
AFT-Hungary Kft	Kft (LLC)	Foreign (Hungary)	None	None	None
Advance Tooling Concepts, LLC	LLC	Yes	19981214010	84-1481079	Colorado
Thixoforming LLC	LLC	Yes	20121291233	45-5374602	Colorado
ARC Metal Stamping, LLC	LLC	Yes	5524422	46-5564567	Delaware

SCHEDULE 5.20(a)

COMPLIANCE WITH LAWS

None

SCHEDULE 6.17

POST-CLOSING REQUIREMENTS

On or before the date that is 30 days after the Closing Date, Borrower shall provide the Administrative Agent with evidence of the termination of any Liens, and of any relating UCC financing statements, securing or relating to the Agreement between GE Capital and Advanced Forming Technology, Inc. relating to GE Capital’s purchase of certain rights to receive payments.

SCHEDULE 7.01(b)

EXISTING LIENS

None

SCHEDULE 7.02

EXISTING INVESTMENTS

None

SCHEDULE 7.03

EXISTING INDEBTEDNESS

None

SCHEDULE 7.09

EXISTING RESTRICTIONS

None

SCHEDULE 10.02

ADMINISTRATIVE AGENT’S OFFICE, CERTAIN ADDRESSES FOR NOTICE

Parent:

ARC Group Worldwide, Inc.

Attention: Jason Young, Chief Executive Officer

Attention: Drew Kelley, Chief Financial Officer

810 Flightline Blvd

Deland, Florida 32724

Telephone: (386) 736-4890

Fax: (386) 736-6063

Email: dkelley@arcgroupworldwide.com

Website: http://www.arcgroupworldwide.com/

Borrowers :

3D Material Technologies, LLC

C/O ARC Group Worldwide, Inc. [see address above]

Advanced Forming Technology, Inc.

C/O ARC Group Worldwide, Inc. [see address above]

Arc Wireless, Inc.

C/O ARC Group Worldwide, Inc. [see address above]

FloMet LLC

C/O ARC Group Worldwide, Inc. [see address above]

General Flange & Forge LLC

C/O ARC Group Worldwide, Inc. [see address above]

Tekna Seal LLC

C/O ARC Group Worldwide, Inc. [see address above]

Quadrant Metals Technologies LLC

C/O ARC Group Worldwide, Inc. [see address above]

Administrative Agent:

McLarty Capital Partners SBIC, L.P.

1345 Avenue of the Americas, 27th Floor

New York, New York 10105

Attention: Christopher D. Smith, President and Managing Principal

Fax: (212) 956-1066

Email: csmith@mclartycapital.com

EXHIBIT A

This Term Note is subject to the terms and provisions of the Subordination Agreement executed by MCLARTY CAPITAL PARTNERS SBIC, L.P., as Subordinated Agent, and CITIZENS
BANK, N.A., as Senior Agent, dated as of November 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time) and each holder of this Term Note, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

FORM OF TERM NOTE

FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively, the “Borrowers”) jointly and severally promises to pay to                                             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Term Loan made by the Lender to the Borrowers under that certain Credit Agreement, dated as of November 10, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, ARC Group Worldwide, Inc., the Lenders from time to time party thereto, and McLarty Capital Partners SBIC, L.P., as Administrative Agent.

Each of the Borrowers jointly and severally promises to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Note is also entitled to the benefits of the Loan Documents. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount, currency and maturity of its Term Loan and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ADVANCED FORMING TECHNOLOGY, INC.

By:
Name:
Title:

ARC WIRELESS, INC.

By:
Name:
Title:

FLOMET LLC

By:
Name:
Title:

GENERAL FLANGE & FORGE LLC

By:
Name:
Title:

TEKNA SEAL LLC

By:
Name:
Title:

3D MATERIAL TECHNOLOGIES, LLC

By:
Name:
Title:

QUADRANT METALS TECHNOLOGIES LLC

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Amount of
				Principal or	Outstanding
			End of	Interest	Principal
	Type of	Amount of	Interest	Paid This	Balance	Notation
Date	Loan Made	Loan Made	Period	Date	This Date	Made By

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                  ,

To:          McLarty Capital Partners SBIC, L.P., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of November 10, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the Lenders from time to time party thereto, and McLarty Capital Partners SBIC, L.P., as Administrative Agent.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                 of the Parent, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Parent and its Subsidiaries, and that:

[Use following paragraphs 1 and 2 for fiscal year-end financial statements]

1.             The Parent has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.                 The Parent has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter ended as of the above date. Such financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Parent and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.                 The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition of the Parent and its Subsidiaries during the accounting period covered by such financial statements and projections.

3.                 A review of the activities of the Parent and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Parent and its Subsidiaries performed and observed all their Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period no Default or Event of Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

4.                 The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate in all material respects on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                  ,                 .

ARC GROUP WORLDWIDE, INC.

By:
Name:
Title:

For the Quarter/Year ended                                             (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.             Section 7.14(a) – Fixed Charge Coverage Ratio.

A.                                    Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Test Period”):(1)

1.	Consolidated Net Income for Test Period:	$

2.	Income taxes paid or accrued in accordance with GAAP for Test Period:	$

3.	Interest Expense of for Test Period:	$

4.	Depreciation and amortization charges for Test Period:	$

5.

Reasonable transaction expenses and other costs, fees and charges relating to the Transaction, the transactions contemplated by the Senior Documents and Permitted Acquisitions, permitted Investments, permitted issuances of Equity Interests, permitted Asset Sales and Dispositions, and permitted issuances of Indebtedness, in each case by the Parent and its Subsidiaries, provided that

(1) For the purposes of calculating Consolidated EBITDA for any period in connection with any determination of the Total Leverage Ratio or Fixed Charge Coverage Ratio, (i) if at any time during such period the Parent or any Subsidiary shall have made any Specified Disposition, the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Specified Disposition for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period and (ii) if during such period a Borrower or any Subsidiary shall have made a Specified Acquisition, Consolidated EBITDA for the portion of such period prior to the date of such Specified Acquisition shall be calculated after giving effect thereto on a Pro Forma Basis as if such Specified Acquisition occurred on the first day of such period. As used in this definition, “Specified Acquisition” means any acquisition of property or series of related acquisitions of property that constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person; and “Specified Disposition” means any Disposition of property or series of related Dispositions of property that constitutes a division or operating unit of a business or a line of business or a Disposition of all or substantially all of the stock or assets of a Person, in each case for aggregate Acquisition Consideration of $1,000,000 or more. In addition, in calculating Consolidated EBITDA for any Test Period that includes the fiscal quarter in which the Kecy Acquisition is consummated, Consolidated EBITDA shall be calculated on a pro forma basis to reflect cost savings, not to exceed $1,202,000 in the aggregate, relating to payments to Raymond Cox and David Zerbey prior to the Kecy Acquisition (but without duplication of any item set forth in clauses (b)(i) through (b)(ix) of such definition, and only to the extent the items reflected in such cost savings had been included in the calculation of Consolidated Net Income for such Test Period).

Notwithstanding the foregoing, so long as the Parent does not restate or revise its financial statements covering any fiscal quarter ending on a date set forth below, Consolidated EBITDA for each applicable fiscal quarter ending on a date as set forth in the table below shall be deemed to be as follows: (a) for the fiscal quarter ending on December 31, 2013, $6,835,355, (b) for the fiscal quarter ending on March 31, 2014, $6,258,818, (c) for the fiscal quarter ending on June 30, 2014, $3,512,188, and (d) for the fiscal quarter ending on September 30, 2014, $4,023,783.

	the aggregate amount added back to Consolidated Net Income in reliance on this clause shall not exceed, other than with respect to the Transaction, $750,000 in any Test Period:	$

6.

Reasonable transaction expenses and other costs, fees and charges, in each case, accruing on or after the Closing Date and relating to proposed acquisitions that are pursued but not consummated in an aggregate amount not to exceed $750,000 in any Test Period:

$

7.	Non-cash adjustments to the valuation of earn-out payments or other consideration relating to permitted Investments for any Test Period:	$

8.

Non-recurring or extraordinary charges or expenses incurred during such period, provided that the aggregate amounts added back pursuant to this clause shall not exceed $750,000 over the term of the Agreement:

$

9.

Restructuring and severance expenses accruing on or after the Closing Date in an amount not to exceed $750,000 in any Test Period, provided that the aggregate amounts added back pursuant to this subsection shall not exceed $2,000,000 over the term of the Agreement:

$

10.	Management fees incurred and paid on or before December 31, 2013 in an aggregate amount not to exceed $800,000:	$

11.	Non-cash items increasing Consolidated Net Income for Test Period (excluding any such item that is non-cash during Test Period but the subject of a cash payment in a prior or future period):	$

12.	All non-recurring or extraordinary income or gains for Test Period (including, without limitation, as a result of the acquisition of Indebtedness at a discount):	$

13.	Consolidated EBITDA (Lines I.A.1 + (without duplication and to the extent Consolidated Net Income has been reduced thereby) 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10) –11 –12):	$

B.	Unfinanced portion of Capital Expenditures for Test Period:

C.	Expense for taxes paid in cash:	$

D.	Fixed Charges:

1.	Interest Expense, excluding (i) interest paid in kind, (ii)

	expense reimbursements paid in connection with the Agreement or the Senior Documents and (iii) upfront fees paid in connection with Swap Contracts:	$

2.	Scheduled principal payments on Indebtedness, excluding any mandatory prepayments, whether under the Agreement, the Senior Documents or otherwise:	$

3.	Restricted Payments paid in cash:	$

4.	Capital Lease Obligation payments, all calculated for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP:	$

5.	Fixed Charges (Lines I.D.1 + 2 + 3 + 4):(2)	$

E.	Fixed Charge Coverage Ratio ((Line I.A.13 – Line I.B – Line I.C) ÷ Line I.D.5):	to 1

	Minimum required:	1.10 to 1

II.                                   Section 7.14(b) – Total Leverage Ratio

A.	Funded Indebtedness at Statement Date:	$

B.	Consolidated EBITDA for of the Parent and its Subsidiaries at Test Period (Line I.A.13 above):	$

C.	Total Leverage Ratio (Line III.A ÷ Line III.B)	to 1

	Maximum permitted:	[ ] to 1

For the Quarter/Year ended                                           (“Statement Date”)

(2) In calculating Fixed Charges for the Test Period ending on December 31, 2014, Fixed Charges shall be deemed to be

Fixed Charges for the three fiscal quarters then ended times 4/3.

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA

(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended

Consolidated Net Income

+ income taxes paid or accrued in accordance with GAAP for Test Period

+ Interest Expense of such Person and its Subsidiaries for Test Period

+ depreciation and amortization charges of such Person and its Subsidiaries for Test Period

+ reasonable transaction expenses and other costs, fees and charges relating to the Transaction, the transactions contemplated by the Senior Documents and Permitted Acquisitions, permitted Investments, permitted issuances of Equity Interests, permitted Asset Sales and Dispositions, and permitted issuances of Indebtedness, in each case by the Parent and its Subsidiaries, provided that the aggregate amount added back to Consolidated Net Income in reliance on this clause shall not exceed, other than with respect to the Transaction, $750,000 in any Test Period

+ reasonable transaction expenses and other costs, fees and charges, in each case, accruing on or after the Closing Date and relating to proposed acquisitions that are pursued but not consummated in an aggregate amount not to exceed $750,000 in any Test Period

+ non-cash adjustments to the valuation of earn-out payments or other consideration relating to permitted Investments

+ non-recurring or extraordinary charges or expenses incurred during such period, provided that the aggregate amounts added back pursuant to this clause shall not exceed $750,000 over the term of the Agreement

+ restructuring and severance expenses accruing on or after the Closing Date in an amount not to exceed $750,000 in any Test Period, provided that the aggregate amounts added back pursuant to this subsection shall not exceed $2,000,000 over the term of the Agreement

+ management fees incurred and paid on or before December 31, 2013, in an aggregate amount not to exceed $800,000

- non-cash items increasing Consolidated Net Income for Test Period (excluding any such item that is non-cash during Test Period but the subject of a cash payment in a prior or future period)

- all non-recurring or extraordinary income or gains for Test Period (including, without limitation, as a result of the acquisition of Indebtedness at a discount)

= Consolidated EBITDA

EXHIBIT C

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the] [each, an] “Assignor”) and [the] [each](2) Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees](3) hereunder are several and not joint.](4) Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swingline Loans included in such facilities(5)) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims

(1) For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

(2) For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

(3) Select as appropriate.

(4) Include bracketed language if there are either multiple Assignors or multiple Assignees.

(5) Include all applicable subfacilities.

and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.                                      Borrowers: Advanced Forming Technology, Inc., a Colorado corporation, Arc Wireless, Inc., a Delaware corporation, Flomet LLC, a Delaware limited liability company, General Flange & Forge LLC, a Delaware limited liability company, Tekna Seal LLC, a Florida limited liability company, 3D Material Technologies, LLC, a Delaware limited liability company and Quadrant Metals Technologies LLC, a Delaware limited liability company.

4.                                      Administrative Agent: McLarty Capital Partners SBIC, L.P., as the administrative agent under the Credit Agreement

5.                                      Credit Agreement: Credit Agreement, dated as of November 10, 2014, among the Borrowers, ARC Group Worldwide, Inc., as the Parent, the Lenders from time to time party thereto, and McLarty Capital Partners SBIC, L.P., as Administrative Agent

6.                                      Assigned Interest[s]:

Assignor[s](6)	Assignee[s] (7)	Aggregate Amount of Commitment/ Loans for all Lenders(8)	Amount of Commitment /Loans Assigned	Percentage Assigned of Commitment / Loans(9)	CUSIP Number
		$	$		%
		$	$		%
		$	$		%

(6) List each Assignor, as appropriate.

(7) List each Assignee, as appropriate.

(8) Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(9) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[7.                                  Trade Date:                   ](10)

Effective Date:                                        , 20   [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and](11) Accepted:

MCLARTY CAPITAL PARTNERS SBIC, L.P., as Administrative Agent

By:	McLarty Capital Partners SBIC, LLC, its general partner

By:
Title:

(10) To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

(11) To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

ARC GROUP WORLDWIDE, INC.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.                        Representations and Warranties.

1.1.              Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.              Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.07(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.                        Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.                        General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT D

FORM OF GUARANTEE AGREEMENT

[See attached.]

D-1

GUARANTEE AGREEMENT

made by

ARC GROUP WORLDWIDE, INC.,
as the Parent

and

ARC WIRELESS, LLC,
THIXOFORMING LLC,
ARC METAL STAMPING, LLC,
and
ADVANCE TOOLING CONCEPTS, LLC

and

their respective Subsidiaries

in favor of

MCLARTY CAPITAL PARTNERS SBIC, L.P.,
as Administrative Agent

Dated as of November 10, 2014

TABLE OF CONTENTS

SECTION 1. DEFINED TERMS		2

1.1	Definitions	2

1.2	Other Definitional Provisions	2

SECTION 2. GUARANTEE		3

2.1	Guarantee	3

2.2	Right of Contribution	4

2.3	No Subrogation	4

2.4	Amendments, etc. with respect to the Obligations	4

2.5	Guarantee Absolute and Unconditional	5

2.6	Reinstatement	6

2.7	Payments	6

SECTION 3. [RESERVED]		6

SECTION 4. REPRESENTATIONS AND WARRANTIES		6

4.1	Jurisdiction of Organization; Chief Executive Office	6

4.2	Investment Property	6

4.3	Perfection Certificate	6

SECTION 5. COVENANTS		7

5.1	Payment of Obligations	7

5.2	Changes in Locations, Name, etc.	7

5.3	Notices	7

5.4	Compliance with Credit Agreement	7

SECTION 6. REMEDIAL PROVISIONS		7

6.1	Remedies	7

SECTION 7. THE ADMINISTRATIVE AGENT		8

7.1	Administrative Agent’s Appointment as Attorney-in-Fact, etc.	8

7.2	Authority of Administrative Agent	8

SECTION 8. MISCELLANEOUS		9

8.1	Amendments in Writing	9

8.2	Notices	9

i

8.3	No Waiver by Course of Conduct; Cumulative Remedies	9

8.4	Enforcement Expenses; Indemnification	9

8.5	Successors and Assigns	10

8.6	Set-Off	10

8.7	Counterparts	10

8.8	Severability	10

8.9	Section Headings	10

8.10	Integration	10

8.11	GOVERNING LAW	11

8.12	Submission To Jurisdiction; Waivers	11

8.13	Acknowledgements	11

8.14	Additional Guarantors	11

8.15	Releases	12

8.16	WAIVER OF JURY TRIAL	12

8.17	Subordination Agreement	12

Schedules

1                                         Notice Addresses of Guarantors

2                                         Jurisdiction of Organization, etc.

3                                         Deposit Accounts, Securities Accounts and Commodity Accounts

Annex 1 - Form of Guarantee Agreement Supplement

ii

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of November 10, 2014, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of MCLARTY CAPITAL PARTNERS SBIC, L.P., a Delaware limited partnership, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (together, for purposes of this Agreement, the “Lenders”) from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC GROUP WORLDWIDE, INC., a Utah corporation (the “Parent”), ADVANCED FORMING TECHNOLOGY, INC., a Colorado corporation (“AFT”), ARC WIRELESS, INC., a Delaware corporation (“Wireless”), FLOMET LLC, a Delaware limited liability company (“Flomet”), GENERAL FLANGE & FORGE LLC, a Delaware limited liability company (“General Flange”), TEKNA SEAL LLC, a Florida limited liability company (“TeknaSeal”), 3D MATERIAL TECHNOLOGIES, LLC, a Delaware limited liability company (“3D Material”), QUADRANT METALS TECHNOLOGIES LLC, a Delaware limited liability company (“QMT”; and together with AFT, Wireless, Flomet, General Flange, TeknaSeal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders and the Administrative Agent.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers and the Parent are members of an affiliated group of companies that includes each other Guarantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make and maintain their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

SECTION 1. DEFINED TERMS

1.1                               Definitions.

(a)           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)           The following terms shall have the following meanings:

“Agreement” means this Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Commodity Account” has the meaning specified in the Uniform Commercial Code of any applicable jurisdiction.

“Deposit Account” has the meaning specified in the Uniform Commercial Code of any applicable jurisdiction and in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Guarantee Agreement Supplement” means a supplement hereto substantially in the form of Annex I hereto.

“Guarantor Obligations” means all of such Guarantor’s Obligations under Section 2. Without limiting the generality of the foregoing, Guarantor Obligations shall include all amounts that constitute part of the Guarantor Obligations and would be owed by Borrowers to the Administrative Agent or any Lender but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization or other proceeding under any Debtor Relief Law involving any Borrower or any Guarantor.

“Guarantors” has the meaning set forth in the preamble to this Agreement.

“Obligations” has the meaning set forth in the Credit Agreement.

“Securities Account” has the meaning specified in the Uniform Commercial Code of any applicable jurisdiction.

1.2          Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2. GUARANTEE

2.1                               Guarantee.

(a)           Each of the Guarantors hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, permitted transferees and permitted assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, together with all expenses (including, without limitation, attorneys’ fees and legal expenses) incurred by the Administrative Agent and the Lenders in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, liabilities and indebtedness as aforesaid to the Administrative Agent and the Lenders, the rights of the Administrative Agent and the Lenders in any collateral or under this Agreement and all other Loan Documents or in any way involving claims by or against the Administrative Agent or the Lenders directly or indirectly arising out of or related to the relationships among Borrowers, Guarantors or any other Loan Party, and the Administrative Agent and the Lenders, whether such expenses are incurred before, during or after the initial or any renewal term of the Creditor Agreement and the other Loan Documents or after the commencement of any case with respect to any Borrower or any Guarantor under any Debtor Relief Law.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)           Each Guarantor agrees that the Guarantor Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until all the Guarantor Obligations (other than contingent indemnity obligations not yet due and payable) shall have been satisfied by payment in full in cash and the Commitments shall be terminated.

(e)           No payment made by any of the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Lender from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guarantor Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guarantor Obligations or any payment received or collected from such Guarantor in respect of the Guarantor Obligations), remain liable for the Guarantor

Obligations until the Guarantor Obligations (other than contingent indemnity obligations not then due and payable) are paid in full in cash and the Commitments are terminated.

(f)            Any of the Indebtedness of any Loan Party now or hereafter owing to any Borrower or any Guarantor is hereby subordinated and junior in right of payment to the Obligations or the Guarantor Obligations, as applicable, and if the Administrative Agent so requests at a time when an Event of Default exists, all such Indebtedness of such Loan Party either, at the Administrative Agent’s option, shall not be paid, or shall be collected, enforced and received for the benefit of the Administrative Agent on account of the Obligations or the Guarantor Obligations, as applicable, but without affecting or impairing in any manner the liability of any Borrower or any Guarantor under the other provisions of this Agreement and the other Loan Documents.

2.2          Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder until the Guarantor Obligations (other than contingent indemnity obligations not then due and payable) are paid in full in cash and the Commitments are terminated.

2.3          No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Lender against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Lender for the payment of the Guarantor Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Lenders by any Borrower on account of the Guarantor Obligations (other than contingent indemnity obligations not then due and payable) are paid in full in cash and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations (other than contingent indemnity obligations not then due and payable) shall not have been paid in full in cash, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in the order specified in the Credit Agreement.

2.4          Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any

Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any other Lender may be rescinded by the Administrative Agent or such other Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Lender, and the Credit Agreement, the other Loan Documents and any other documents executed and delivered in connection with any of the foregoing may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) or other applicable Lenders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.

2.5          Guarantee Absolute and Unconditional. To the extent permitted by law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations or the Guarantor Obligations, as applicable, and notice of or proof of reliance by the Administrative Agent or any other Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations or the Guarantor Obligations, as applicable, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the other Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the extent permitted by law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Guarantors with respect to the Obligations or the Guarantor Obligations, as applicable. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Lender, (b) any defense, set-off or counterclaim (other than a defense of payment, performance or release) which may at any time be available to or be asserted by any Borrower or any other Person against the Administrative Agent or any other Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any such Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of such Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any such Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Lender against any Guarantor. For the purposes of this Section 2.5 only, “demand” shall include the commencement and continuance of any legal proceedings.

2.6          Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guarantor Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made. This Section 2.6 shall survive the termination of this Agreement and repayment and satisfaction of the Guarantor Obligations.

2.7          Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim (other than for a defense of payment, performance or release) in Dollars at the Administrative Agent’s Office.

SECTION 3. [RESERVED]

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders and their Affiliates, as applicable, to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1          Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Guarantor’s type of organization, jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Guarantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 2.

4.2          Investment Property. Schedule 3 hereto lists, as of the date hereof, each Deposit Account, Securities Account and Commodity Account of such Guarantor, specifying in each case the type of account, the name of the institution where such account is maintained, and the account number.

4.3          Perfection Certificate. All information relating to such Guarantor in each Perfection Certificate delivered from time to time is true, correct and complete in all material respects at the time such Perfection Certificate is delivered.

SECTION 5. COVENANTS

Each Guarantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Guarantor Obligations (other than contingent indemnity obligations not then due and payable) shall have been paid in full in cash and the Commitments shall have terminated:

5.1          Payment of Obligations. Such Guarantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on the books of such Guarantor

5.2          Changes in Locations, Name, etc. Such Guarantor will not do any of the following, except upon 10 days prior written notice to the Administrative Agent (or such shorter period as reasonably agreed by the Administrative Agent):

(i)            change its jurisdiction of organization from that referred to in Section 4.1;

(ii)           change its name; or

(iii)          in the case of any Guarantor that is not a Registered Organization, change its location from that referred to in Section 4.1.

No Guarantor shall be organized under the laws of, or located in, any jurisdiction other than the States of the United States.

5.3          Notices. Such Guarantor will advise the Administrative Agent promptly, in reasonable detail, of the occurrence of any event, which would materially adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder.

5.4          Compliance with Credit Agreement. Such Guarantor shall comply with, and be bound by, all of the covenants and other provisions of the Credit Agreement (including, without limitation, Sections 6 and 7 of the Credit Agreement), which apply to it by their terms.

SECTION 6. REMEDIAL PROVISIONS

6.1          Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise all rights and remedies of set forth in the Credit Agreement. In addition to, and not in limitation of, any such rights and remedies, and notwithstanding anything to the contrary contained herein or any of the other Loan Documents, the liability of Guarantors for the entire Guarantor Obligations shall mature and become immediately due and payable, even if the liability of the Borrowers or any other Loan Party therefor does not, upon the occurrence of any Event of Default.

SECTION 7. THE ADMINISTRATIVE AGENT

7.1          Administrative Agent’s Appointment as Attorney-in-Fact, etc. (a) Until the Guarantor Obligations (other than contingent indemnity obligations not then due and payable) are paid in full in cash, each Guarantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Guarantor and in the name of such Guarantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments, in each case, after the occurrence and during the continuance of an Event of Default, which may be necessary or desirable to accomplish the purposes of this Agreement. Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)           If any Guarantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement, upon notice to the applicable Guarantor.

(c)           The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at the rate per annum specified under the Credit Agreement, shall be payable by such Guarantor to the Administrative Agent promptly on demand.

(d)           Each Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2          Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1          Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.

8.2          Notices. All notices, requests and demands to or upon either Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at their respective notice addresses set forth on Schedule 1.

8.3          No Waiver by Course of Conduct; Cumulative Remedies. Neither Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy, which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by Law.

8.4          Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable out-of-pocket fees and disbursements of counsel to the Administrative Agent and, to the extent permitted by the Credit Agreement, to each other Lender.

(b)           Subject to Section 3.01 of the Credit Agreement, each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the transactions contemplated by this Agreement.

(c)           Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrowers would be required to do so pursuant to Section 10.05 of the Credit Agreement.

(d)           The agreements in this Section 8.4 shall survive repayment of the Guarantor Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5          Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the other Lenders and their successors and permitted assigns in accordance with the Credit Agreement; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6          Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency, but excluding payroll, employee benefits, tax, trust and other fiduciary deposit accounts) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of the Borrowers or such Guarantor now or hereafter existing under this Agreement or any other Loan Document, to such Lender irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document to the extent such Obligations of the Borrowers or such Loan Party are then due and payable. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Parent and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice to the Parent shall not affect the validity of such setoff and application.

8.7          Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or email image), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8          Severability. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9          Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10        Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent and the Lenders with respect to, the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by either Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11                        GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.12                        Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, at the address referred to in Section 8.2 or at such other address of which the parties shall have been notified pursuant thereto;

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13                        Acknowledgements. Each Guarantor hereby acknowledges that:

(a)                                 it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)                                 neither Agent nor any other Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and other Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                                  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

8.14                        Additional Guarantors. Each Subsidiary of the Borrowers that is required to become a party to this Agreement pursuant to Section 6.11 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Guarantee Agreement Supplement in the form of Annex 1 hereto.

8.15                        Releases.

(a)                                 At such time as the Loans and the other Obligations (other than contingent indemnity obligations not then due and payable) shall have been paid in full in cash and the Commitments have been terminated, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall promptly execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

(b)                                 At the request and sole expense of the Borrowers, a Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.

8.16                        WAIVER OF JURY TRIAL. EACH GUARANTOR AND AGENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH AND THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR THE OTHER LENDERS RELATING TO THE ADMINISTRATION OF ANY LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ACCEPT THIS AGREEMENT.

8.17                        Subordination Agreement. This Agreement is subject to the terms and provisions of the Subordination Agreement executed by the Administrative Agent, as Subordinated Agent, and Citizens Bank, N.A., as Senior Agent, dated as of November 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time) and each Lender shall be bound by the provisions of the Subordination Agreement.

**The next pages are the signature pages.**

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE AGENT:

MCLARTY CAPITAL PARTNERS SBIC, L.P.

By: McLarty Capital Partners SBIC, LLC, its general partner

By:
Name:	Christopher D. Smith
Title:	President and Managing Principal

**signatures continued on following page**

[Signature Page to Guarantee Agreement]

**signatures continued from previous page**

GUARANTORS:

ARC GROUP WORLDWIDE, INC.

By:
Name:
Title:

ARC WIRELESS, LLC

By:
Name:
Title:

THIXOFORMING LLC

By:
Name:
Title:

ARC METAL STAMPING, LLC

By:
Name:
Title:

ADVANCE TOOLING CONCEPTS, LLC

By:
Name:
Title:

[Signature Page to Guarantee Agreement]

Annex 1
to Guarantee Agreement

[FORM OF] GUARANTEE AGREEMENT SUPPLEMENT

GUARANTEE AGREEMENT SUPPLEMENT, dated as of                                                 , 20   (this “Supplement”), made by                                               (the “Additional Guarantor”), in favor of McLarty Capital Partners SBIC, L.P., a Delaware limited partnership, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“TeknaSeal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“QMT”; and together with AFT, Wireless, Flomet, General Flange, TeknaSeal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders and the Administrative Agent have entered into the Credit Agreement, dated as of November 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrowers, the Parent, and certain of their respective Subsidiaries (other than the Additional Guarantor) have entered into the Guarantee Agreement, dated as of November 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee Agreement; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Supplement in order to become a party to the Guarantee Agreement.

NOW, THEREFORE, IT IS AGREED:

1.                                      Guarantee. By executing and delivering this Supplement, the Additional Guarantor, as provided in Section 8.14 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee Agreement. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee Agreement (as such representations and warranties relate to the Additional Guarantor) is true and correct on and as the date hereof in all material respects (after giving effect to this Supplement) as if made on and as of such date.

2.                                      Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex 1-A

to Guarantee Agreement Supplement

Schedule 1
to Guarantee Agreement

ARC Group Worldwide, Inc.
810 Flightline Blvd.

Deland, FL 32724

ARC Wireless, LLC
810 Flightline Blvd.
Deland, FL 32724

Thixoforming LLC

7040 Wels County Road 20
Longmont, CO 80504

ARC Metal Stamping, LLC
4111 Munson Rd.

Hudson, MI 49247

Advance Tooling Concepts, LLC
33 South Pratt Parkway

Longmont, CO 80501

Schedule 2
to Guarantee Agreement

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	Location of Chief Executive Office
ARC Group Worldwide, Inc.	Corporation	Yes	979224-0142	87-0454148	Florida
ARC Wireless, Inc.	Corporation	Yes	4979644	45-5387857	Florida
Advance Tooling Concepts, LLC	LLC	Yes	19981214010	84-1481079	Colorado
Thixoforming LLC	LLC	Yes	20121291233	45-5374602	Colorado
ARC Metal Stamping, LLC	LLC	Yes	5524422	46-5564567	Florida

Schedule 3

to Guarantee Agreement

OWNER	BANK	ACCOUNT NUMBER	TYPE OF ACCOUNT
ARC Group Worldwide, Inc.	Mainstreet Community Bank of Florida	1339672	Deposit
ARC Group Worldwide, Inc.	Mainstreet Community Bank of Florida	1016312491	Certificate of Deposit
ARC Group Worldwide, Inc.	RBS Citizens Bank	2233434131	Deposit
Thixoforming LLC	Wells Fargo	4126129428	Deposit
Thixoforming LLC	Wells Fargo	8018011158	Deposit
Thixoforming LLC	Wells Fargo	8018011141	Deposit
Advance Tooling Concepts, LLC	Wells Fargo	1339111245	Deposit
Advance Tooling Concepts, LLC	Wells Fargo	7860147615	Deposit
Advance Tooling Concepts, LLC	Wells Fargo	6733217027	Deposit
Advance Tooling Concepts, LLC	Vectra	4340000381	Deposit
ARC Metal Stamping, LLC	TD Bank	4305523270	Deposit
ARC Metal Stamping, LLC	TD Bank	4305523288	Deposit
ARC Wireless, LLC	RBS Citizens	2233434158	Deposit
Thixoforming LLC	RBS Citizens	2233434174	Deposit
Thixoforming LLC	RBS Citizens	2233434182	Deposit
Advanced Tooling Concepts, LLC	RBS Citizens	2233434271	Deposit
Advanced Tooling	RBS Citizens	2233434298	Deposit

Concepts, LLC
ARC Group Worldwide, Inc.	Brean Capital	QW9-004005	Securities

EXHIBIT E-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of November 10, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the Lenders, McLarty Capital Partners SBIC, L.P., as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881 (c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Parent or any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Parent or any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Parent with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Parent and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Parent and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

E-1-1

[NAME OF LENDER]

By:

Name:

Title:

Date:	, 20[ ]

E-1-2

EXHIBIT E -2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of November 10, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the Lenders, McLarty Capital Partners SBIC, L.P., as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Parent or any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Parent or any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

E-2-1

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date:	, 20[ ]

E-2-2

EXHIBIT E-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of November 10, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the Lenders, McLarty Capital Partners SBIC, L.P., as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Parent or any Borrower within the meaning of Section 871 (h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Parent or any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

E-3-1

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

E-3-2

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date:	, 20[ ]

E-3-3

EXHIBIT E-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of November 10, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the Lenders, McLarty Capital Partners SBIC, L.P., as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881 (c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Parent or any Borrower within the meaning of Section 871 (h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Parent or any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Parent with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Parent and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Parent and the Administrative Agent with a properly completed and currently

E-4-1

effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date:	, 20[ ]

E-4-2

EXHIBIT F

This Intercompany Subordination Agreement is subject to the terms and provisions of the
Subordination Agreement executed by MCLARTY CAPITAL PARTNERS SBIC, L.P., as
Subordinated Agent, and CITIZENS BANK, N.A., as Senior Agent, dated as of November 10,
2014 (as amended, restated, supplemented or otherwise modified from time to time) and each
Lender shall be bound by the provisions of the Subordination Agreement.

FORM OF INTERCOMPANY SUBORDINATION AGREEMENT

Reference is made to that certain Credit Agreement, dated as of November 10, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), by and among Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the Lenders, McLarty Capital Partners SBIC, L.P., as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

Subject to the terms of the Credit Agreement and the other Loan Documents, payment of the principal of, and interest on, any indebtedness from time to time outstanding by any Loan Party to any of the undersigned (the “Intercompany Indebtedness”) is expressly subordinated and subject in right of payment to the prior payment in full, on a first-priority basis, of all Obligations under the Credit Agreement and the other Loan Documents, and each party hereto agrees that no payment or distribution pursuant to the provisions of the Intercompany Indebtedness shall entitle it to exercise any rights of subrogation in respect thereof until the Obligations shall have been indefeasibly paid in full and in cash and all Commitments shall have terminated.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

From time to time after the date hereof, additional Subsidiaries of the Parent and/or any Borrower may become parties hereto by executing a counterpart signature page to this Agreement (each additional Subsidiary, an “Additional Party”). Upon delivery of such counterpart signature page to the Administrative Agent, each Additional Party shall be as fully a party hereto as if such Additional Party were an original signatory hereof. Each Person party hereto expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Person party hereto.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Remainder of this page blank; signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first above written.

MCLARTY CAPITAL PARTNERS SBIC, L.P.,
as Administrative Agent

By: McLarty Capital Partners SBIC, LLC, its general partner

By:
Name:
Title:

ARC GROUP WORLDWIDE, INC.

By:
Name:
Title:

ADVANCED FORMING TECHNOLOGY, INC.

By:
Name:
Title:

ARC WIRELESS, INC.

By:
Name:
Title:

FLOMET LLC

By:
Name:
Title:

GENERAL FLANGE & FORGE LLC

By:
Name:
Title:

TEKNA SEAL LLC

By:
Name:
Title:

3D MATERIAL TECHNOLOGIES, LLC

By:
Name:
Title:

QUADRANT METALS TECHNOLOGIES LLC

By:
Name:
Title:

ARC WIRELESS, LLC

By:
Name:
Title:

ADVANCE TOOLING CONCEPTS, LLC

By:
Name:
Title:

THIXOFORMING LLC

By:
Name:
Title:

ARC METAL STAMPING, LLC

By:
Name:
Title:

EXHIBIT G

FORM OF SOLVENCY CERTIFICATE

This Solvency Certificate is furnished pursuant to 4.01(a)(VI) of the Credit Agreement dated as of November 10, 2014 (the “Credit Agreement”), among Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), each Lender from time to time party thereto, McLarty Capital Partners SBIC, L.P., as Administrative Agent, and the other parties thereto. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned, Drew Kelley, Chief Financial Officer of the Parent, hereby certifies that he is duly authorized to execute this certificate on behalf of the Parent and its Subsidiaries and hereby further certifies, in his/her officer capacity and not in his/her individual capacity, that:

1.                                      As of the date hereof both before and after giving effect to the transactions contemplated under the Credit Agreement and pursuant to the Subordinated Note Documents:

(a)                                      the fair salable value of the assets of the Parent and its Subsidiaries on a consolidated basis, on a going concern basis, is greater than the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Parent and its Subsidiaries on a consolidated basis;

(b)                                      the fair salable value of the assets of the Parent and its Subsidiaries on a consolidated basis, on a going concern basis, is not less than the amount that will be required to pay the probable liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Parent and its Subsidiaries on a consolidated basis as they become absolute and matured;

(c)                                       the Parent and its Subsidiaries are not engaged in a business or a transaction, and are not about to be engaged in a business or a transaction, for which their properties on a consolidated basis would constitute an unreasonably small capital; and

(d)                                      the Parent and its Subsidiaries do not intend to, and do not believe that they will, incur debts or liabilities on a consolidated basis (including contingent, subordinated, unmatured and unliquidated liabilities) beyond their ability on a consolidated basis to pay such debts and liabilities as such debts and liabilities mature in the ordinary course of business.

For purposes of the foregoing, the amount of contingent liabilities are to be computed as the amount that, in light of all the facts and circumstances existing at that point in time, can reasonably be expected to become an actual or matured liability.

2.                                      The undersigned has reviewed any and all solvency opinions delivered by any third-parties to the Loan Parties (or any of them) in connection with the transactions contemplated under the Credit Agreement and pursuant to the Subordinated Note Documents.

3.                                      As used herein, (a) the term “fair salable value” means the amount at which the applicable assets would change hands between a willing buyer and a willing seller within a reasonable time, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act and (b) the amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

The undersigned Parent acknowledges that (a) the Administrative Agent and the Lenders are entitled to rely and have, in fact, relied upon the information contained herein and (b) any successor or assign of the Administrative Agent and any Lender is entitled to rely upon the information contained herein.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, I have hereunto set my hand this     day of November, 2014.

ARC GROUP WORLDWIDE, INC.

By:
Name:
Title: